UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

February 22, 2005
Date of Report (Date of earliest event reported)

TRUSTMARK CORPORATION

(Exact name of registrant as specified in its charter)

Mississippi	0-3683	64-0471500
(State or other	(Commission File Number)	(IRS Employer
jurisdiction of		Identification No.)
incorporation)

248 East Capitol Street, Jackson, Mississippi	39201
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(601) 208-5111

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

Richard G. Hickson, Chairman and Chief Executive Officer of Trustmark Corporation, will make a presentation to investors at Sterne, Agee & Leach’s Mississippi Banking Conference at the Jackson Yacht Club in Jackson, Mississippi on Tuesday, February 22, 2005 at 10:30 a.m.

Trustmark is a financial services company providing banking and financial solutions through over 145 offices and 2,600 associates in Florida, Mississippi, Tennessee and Texas.

Trustmark’s investor contacts are Zach Wasson, Executive Vice President and Chief Financial Officer (601-208-6816), and Joseph Rein, First Vice President (601-208-6898). Trustmark’s media contact is Gray Wiggers, Senior Vice President (601-208-5942).

Item 9.01 Financial Statements and Exhibits

(c) The following exhibit is filed as part of this Form 8-K.

Exhibit No.	Description

99.1	Presentation to the Sterne, Agee & Leach Mississippi Banking Conference by Richard G. Hickson on February 22, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRUSTMARK CORPORATION

BY:	/s/ Louis E. Greer

Louis E. Greer
Chief Accounting Officer

DATE: February 22, 2005

EXHIBIT INDEX

99.1	Presentation to the Sterne, Agee & Leach Mississippi Banking Conference by Richard G. Hickson on February 22, 2005.